Exhibit 10.2

Personal and Confidential

THE COMMON STOCK OF SARATOGA RESOURCES, INC. ("SARA") CONSTITUTES SECURITIES THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE.  THE COMMON STOCK MAY NOT, AT ANY TIME, BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND STATE LAWS, OR DELIVERY TO SARA OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO SARA THAT SUCH REGISTRATION IS NOT REQUIRED.  RESTRICTIONS ON TRANSFER WILL BE IMPRINTED ON THE DOCUMENTS EVIDENCING THE COMMON STOCK TO THE FOREGOING EFFECTS.

THE PURCHASE OF COMMON STOCK INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF LOSING THEIR ENTIRE INVESTMENT.

SARATOGA RESOURCES, INC.

Common Stock, par value $0.001 per share

SUBSCRIPTION AGREEMENT

Saratoga Resources, Inc.

Attention:  Michael Aldridge

7500 San Felipe, Suite 675

Houston, Texas  77063

Ladies and Gentlemen:

This will confirm the agreement of the undersigned (the “Purchaser”) to become a stockholder of Saratoga Resources, Inc. ("SARA" or the “Company”) and to purchase shares of common stock, par value $0.001 per share, in SARA (the "Common Stock").  The Purchaser hereby acknowledges receipt of the Confidential Private Placement Memorandum dated April 9, 2012, as supplemented on May 9, 2012 (together with the exhibits thereto, the "Memorandum"), with respect to SARA. The Memorandum describes the terms under which the Common Stock is being offered to subscribers.

1.

Subscription and Sale.

1.1

Subscription.  Subject to the terms and conditions of this Agreement, the Purchaser irrevocably subscribes for, and agrees to purchase, at the Closing, the number of shares of Common Stock of SARA for the subscription price indicated on the Signature Page. The Purchaser is tendering to SARA (a) a completed, signed, and dated copy of this Agreement, and (b) a completed, signed, and dated Purchaser's Questionnaire.

1.2

Acceptance or Rejection of Subscription.  This Agreement will either be accepted, in whole or in part, subject to the prior sale of the Common Stock, or rejected, by SARA as promptly as practicable. If this Agreement is accepted only in part, the Purchaser agrees to purchase such smaller number of shares of Common Stock as SARA determines to sell to the Purchaser. If this Agreement is rejected for any reason or no reason, including, the termination of the offering of the Common Stock by SARA, this Agreement will be void and of no further force or effect.

1.3

 Closing.  The closing (the “Closing”) of the purchase and sale of the Shares shall take place at the offices of the Company, on the Closing Date, or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree. Unless otherwise agreed to by the Company and a Purchaser (as to itself only), on the Closing Date, (1) the Company shall deliver to each Purchaser (a) one or more stock certificates, evidencing the number of Shares set forth on such Purchaser’s signature page to this Agreement, and (b) the duly executed Registration Rights Agreement, in the form attached hereto, and (2) each Purchaser shall (a) wire its Subscription Amount, in United States dollars and in immediately available funds, in accordance with the Company’s written wire transfer instructions and (b) deliver to the Company the duly executed Registration Rights Agreement.  The “Closing Date” shall be the date on which each of the items referenced above are duly delivered, but not later than May 31, 2012.

2.

Representations, Warranties, and Covenants of the Purchaser. The Purchaser represents, warrants, and covenants to SARA that:

2.1

General:

(a)

If the Purchaser is a natural person, the Purchaser has the legal capacity and all requisite authority to enter into, execute, and deliver the Transaction Documents, to purchase the Common Stock, and to perform all the obligations required to be performed by me thereunder. If the Purchaser is a corporation, partnership, limited liability company, trust, estate, or other entity, it is authorized to purchase the Common Stock and otherwise to comply with its obligations under the Transaction Documents. The person signing this Agreement on behalf of the Purchaser is duly authorized by the Purchaser to do so. The Transaction Documents are the Purchaser’s valid and binding agreements and enforceable against the Purchaser in accordance with their terms.

(b)

The Purchaser’s principal residence is in the jurisdiction indicated herein, or if the Purchaser is a corporation, partnership, limited liability company, trust, estate, or other entity, it is organized and qualified under the law of the state indicated below and it has no intention of becoming a resident or domiciliary of any jurisdiction other than the one indicated by its address.

(c)

The Purchaser is subscribing to purchase the Common Stock solely for the Purchaser’s own account, for investment, and not with a view to, or for resale in connection with, any distribution. The Purchaser is not acquiring the Common Stock as an agent or otherwise for any other person.

2.2

Information Concerning the Offering:

(a)

The Purchaser has received, carefully read, and understood the Memorandum. The Purchaser has not been furnished any offering literature other than the Memorandum and the Exhibits attached thereto and have relied only on the information contained therein and its own due diligence efforts and inquiries with respect to the Offering. The Common Stock was not offered to the Purchaser by any means of general solicitation or general advertising.

(b)

The Purchaser understands that the offering of the Common Stock is being made without registration of the Common Stock under the Securities Act of 1933, as amended (the "Act"), or any state securities or blue sky laws in reliance on exemptions from such registration, and that such reliance is based in part on the Purchaser’s representations and warranties set forth in this Section 2 and on the information set forth in the Purchaser's Questionnaire tendered by the Purchaser to SARA with this Agreement.

(c)

In formulating a decision to invest in the Common Stock, the Purchaser (and the Purchaser Representative (as defined in Rule 501(h) of Regulation D under the Act), if any) has been given the opportunity to ask questions of, and to obtain any information necessary to permit the Purchaser to verify the accuracy of the information set forth in the Memorandum from, representatives of SARA and has been furnished all such information so requested. The Purchaser has not relied or acted on the basis of any representations or other information purported to be given on behalf of SARA except as set forth in the Memorandum (it being understood that no person has been authorized by SARA to furnish any representations or other information except as set forth in the Memorandum).

(d)

The Purchaser understands that the purchase of the shares of Common Stock involves various risks and that an investment in SARA should be regarded as speculative and involving a high degree of risk. The Purchaser fully aware of the nature of my investment in SARA and the lack of liquidity of an investment in the shares of Common Stock being offered pursuant to the Offering, because the shares may not be sold, transferred, or otherwise disposed of except pursuant to an effective registration statement under the Act or an exemption from such registration, and that in the absence of such registration or exemption, the shares of Common Stock must be held indefinitely.

(e)

The Purchaser understands that no federal or state agency has passed upon the Common Stock of SARA or made any finding or determination concerning the fairness or advisability of an investment in SARA.

2.3

Status of Subscriber, Additional Information:

(a)

If the Purchaser is a corporation, partnership, limited liability company, trust, estate, or other entity, it is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Act (see the Purchaser's Questionnaire for a list of the types of accredited investors) and meets the experience standards set forth in Section 2.3(b) below. If the Purchaser is a natural person, he/she is at least 21 years of age and is an "accredited investor" and meets the experience standards set forth in Section 2.3(b) below.

(b)

The Purchaser (together with its Purchaser Representative, if any), or if the Purchaser is a corporation, partnership, limited liability company, trust, estate, or other entity, it by and through its officers, directors, trustees, managers, partners, employees, or other advisors, (i) is experienced in evaluating companies such as SARA, (ii) has determined that the shares of Common Stock are a suitable investment for the Purchaser, and (iii) has such knowledge, skill, and experience in business, financial, and investment matters so that it is are capable of evaluating the merits and risks of an investment in the Common Stock. To the extent necessary, the Purchaser has retained, at its expense, and relied upon, appropriate professional advice regarding the investment, tax, and legal merits and consequences of this Agreement and owning the Common Stock, and it and its advisers or representatives have investigated its investment in SARA to the extent it and they have deemed advisable. The Purchaser has the financial ability to bear the economic risks of its entire investment for an indefinite period and no need for liquidity with respect to its investment in SARA, and, if the Purchaser is a natural person, has adequate means for providing for its current needs and personal contingencies.

(c)

The Purchaser agrees to furnish any additional information requested to assure compliance with the Act and state securities laws in connection with the purchase and sale of the Common Stock. If there is any material change in the information the Purchaser is furnishing hereunder prior to the date this Agreement is accepted, it will immediately furnish such revised or corrected information to SARA.

2.4

Restrictions on Transfer or Sale of the Common Stock:

(a)

The Purchaser will not sell, assign, pledge, give, transfer, or otherwise dispose of any the Common Stock or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Common Stock under the Act and applicable state securities laws or in a transaction that is exempt from the registration provisions of the Act and any applicable state securities laws. The Purchaser understands that SARA will not be under any obligation to register the Common Stock under the Act or any state securities law (except as provided in the Registration Rights Agreement (as hereinafter defined)) or to comply with the terms of any exemption provided under the Act or any state securities law with respect to the Common Stock.

(b)

The Purchaser has not offered or sold any portion of its Common Stock and has no present intention of dividing its Common Stock with others or of reselling or otherwise disposing of any portion of its shares of Common Stock either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

2.5

Independent Nature of Purchaser's Obligations and Rights.  The Purchaser’s obligations under this Agreement, the Registration Rights Agreement, and any other documents delivered in connection herewith and therewith (collectively, the "Transaction Documents") are several and not joint with the obligations of any other purchaser of Common Stock, and the Purchaser shall not be responsible in any way for the performance of the obligations of any other purchaser of Common Stock under any Transaction Document.  The Purchaser’s decision to purchase Common Stock pursuant to the Transaction Documents has been made by the Purchaser independently of any other purchaser of Common Stock.  Nothing contained herein or in any Transaction Document, and no action taken by any purchaser of Common Stock pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Common Stock are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document.  The Purchaser acknowledges that no other purchaser of Common Stock has acted as agent for the Purchaser in connection with making its investment hereunder and that no other purchaser of Common Stock will be acting as the Purchaser’s agent in connection with monitoring the Purchaser’s investment in the Common Stock or enforcing its rights under the Transaction Documents.  The Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of Common Stock to be joined as an additional party in any proceeding for such purpose.

2.6

Due Authority, Etc.  If the Purchaser is a corporation, partnership, limited liability company, trust, estate, or other entity: (a) it is duly organized, validly existing, and in good standing under the laws of the jurisdiction of our formation and has all requisite power and authority to own its properties and assets and to carry on its business, and at SARA's request, will furnish it with copies of its organizational documents, (b) it has the requisite power and authority to execute the Transaction Documents and to carry out the transactions contemplated hereby, (c) its execution and performance of the Transaction Documents do not and will not result in any violation of, or conflict with, any term of its charter, bylaws, partnership agreement, operating agreement or regulations, or indenture of trust, as the case may be, or any instrument to which it is a party or by which it is bound or any law or regulation applicable to it, (d) its execution and performance of the Transaction Documents has been duly authorized by all necessary corporate, partnership, or other action, (e) it was not specifically formed to invest in SARA, and (f) the individual who has executed the Transaction Documents on its behalf was duly authorized to do so by all requisite corporate, partnership, or other action and, on request of SARA, it will furnish appropriate evidence of the authority of such individual to act on its behalf.

2.7

Valid Obligation.  This Agreement has been duly executed and delivered by the Purchaser or on its behalf and, if and when accepted by SARA, in whole or in part, will constitute the Purchaser’s legal, valid, and binding obligation, enforceable in accordance with its terms (except as limited by principles of equity or bankruptcy, insolvency, or other similar laws affecting enforcement of creditors' rights generally).

2.8

ERISA Matters.  If the Purchaser is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"):

(a)

It and its plan fiduciaries are not affiliated with, and are independent of SARA, and are informed of and understand SARA's investment objectives, policies, and strategies.

(b)

It represents that the purchase of the Common Stock will not involve any transaction that is subject to the prohibition of Section 406 of ERISA or in connection with which a penalty could be imposed under Section 502(i) of ERISA or a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code").

(c)

The trustee or other plan fiduciary directing the investment:

(i)

in making the proposed investment, is aware of and has taken into consideration the diversification requirements of Section 404(a)(1)(C) of ERISA; and

(ii)

has concluded that the proposed investment in SARA is prudent and is consistent with the other applicable fiduciary responsibilities under ERISA.

(d)

This Agreement has been duly executed on its behalf by a duly designated Named Fiduciary (within the meaning of Section 402(a)(2) of ERISA).

(e)

If the Purchaser is an individual retirement account (IRA) or employee benefit plan not subject to Title I of ERISA, such as a governmental or church plan, the owner of the individual retirement account or other fiduciary directing the investment of the plan has concluded that the proposed investment in Common Stock of Common Stock is prudent and consistent with its fiduciary responsibilities, if any.

2.9

Fees and Commissions.  No fees or commissions have been paid or are payable by the Purchaser in connection with this Agreement and the issuance of shares of Common Stock to the Purchaser.

2.10

Short Sales.  The Purchaser agrees that it will not directly or indirectly make or participate in any “short sales,” as defined in Rule 200 under Regulation SHO, of the Company’s Common Stock, whether or not exempt, until the earlier of (i) the effective date of the Registration Statement covering the resale of the Shares purchased by such Purchaser hereunder, (ii) the date that the Shares may be sold pursuant to Rule 144 or (iii) one year after the Closing Date. Notwithstanding the foregoing, in the event that a Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decision made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that has knowledge about the financing transaction contemplated by this agreement. Each Purchaser will not use any of the restricted Shares acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws and otherwise will comply with federal securities laws in the holding and sale of the Shares.

3.

Registration Rights Agreement.  The Purchaser agrees to be bound by the terms of and execute the Registration Rights Agreement, in the form attached hereto, among SARA and the purchasers of the shares of Common Stock of SARA being offered pursuant to the Offering (the "Registration Rights Agreement").

4.

 Waiver, Amendment, Binding Effect.  Neither this Agreement nor any provisions hereof shall be modified, changed, discharged, or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge, or termination is sought. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

5.

 Assignability.  Neither this Agreement nor any right, remedy, obligation, or liability arising hereunder or by reason hereof shall be assignable by SARA or the Purchaser without the prior written consent of the other.

6.

Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF TEXAS, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

7.

 Counterparts.  This Agreement may be executed in any number of counterparts and by facsimile, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

8.

Notices.  All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

(a)

If to SARA, to it at the following address:

Saratoga Resources, Inc.

7500 San Felipe, Suite 675

Houston, Texas 77063

Attn: Michael Aldridge

(b)

If to the Purchaser at the address set forth on the signature page hereto;

or at such other address as either party shall have specified by notice in writing to the other.

9.

Survival.  All representations, warranties, and covenants contained in this Agreement shall survive (i) the acceptance of the Subscription by SARA, (ii) changes in the transactions, documents and instruments described in the Memorandum, and (iii) the Purchaser’s death or disability.

10.

Notification of Changes. The Purchaser hereby covenants and agrees to notify SARA upon the occurrence of any event prior to the closing of the purchase of the shares of Common Stock pursuant to this Agreement, which would cause any representation, warranty, or covenant by the Purchaser contained in this Agreement to be false or incorrect.

SARATOGA RESOURCES, INC.

Subscription Agreement

Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on _____________, 2012.

NUMBER OF SHARES OF COMMON STOCK SUBSCRIBED FOR:

________________________

AMOUNT OF SUBSCRIPTION ($6.25 PER SHARE):

$___________________________

NAME OF SUBSCRIBER(S):

(1)		Signature:
	(Please print name)		Date:
Name:
Title:

Joint Tenant/Tenant in Common (if applicable):

(2)		Signature:
	(Please print name)		Date:

ADDRESS (including mailing address, if applicable):

TAXPAYER I.D. NUMBER OR SOCIAL SECURITY
NUMBER OF EACH SUBSCRIBER:

TYPE OF OWNERSHIP:

(   )

Individual

(   )

Tenants in common

(   )

Joint tenants with right of survivorship

(   )

Community property (check only if resident of community property state)

(   )

Partnership (1)

(   )

Corporation (2)

(   )

Trust (3)

(   )

Limited Liability Company (4)

(   )

Employee Benefit Plan under ERISA

(   )

Other (please specify:____________________)

________________

1.

Please enclose a copy of the partnership agreement and a current list of all partners.

2.

Please enclose a copy of the articles or certificate of incorporation, bylaws, and a resolution authorizing this investment and indicating the authority of the signatory hereto.

3.

Please enclose a copy of the trust instrument.

4.

Please enclose a copy of the articles of formation and members' agreement or regulations.

SARATOGA RESOURCES, INC.

Acceptance of Subscription

Agreed and accepted as to $___________________

Dated:___________________

SARATOGA RESOURCES, INC.

By:________________________________________

Name:______________________________________

Its:_________________________________________

SARATOGA RESOURCES, INC.

PURCHASER REPRESENTATIVE QUESTIONNAIRE

Saratoga Resources, Inc.

7500 San Felipe, Suite 675

Houston, Texas 77063

Attention: Michael Aldridge

Re:

Purchase of Shares of Common Stock of Saratoga Resources, Inc.

Ladies and Gentlemen:

The following information is furnished to you so that you may determine whether the undersigned client ______________________________________, (the "Purchaser"), together with the undersigned and other purchaser representatives, if any, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the common stock, par value $0.001 per share (the "Common Stock"), of Saratoga Resources, Inc. ("SARA") as required under Securities and Exchange Commission Regulation D ("Regulation D"). I understand that you will rely upon the information contained herein for purposes of such determination, and that the Common Stock will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and the applicable securities laws of any state or foreign jurisdiction, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, and/or Rule 506 of Regulation D and the applicable securities laws of any state or foreign jurisdiction.

All information contained herein will be treated confidentially. However, I agree that you may present this Questionnaire to such persons as you deem appropriate if called upon to establish that the proposed offer and sale of the Common Stock is exempt from registration under the Securities Act and the applicable securities laws of any state or foreign jurisdiction.

I am acting as Purchaser Representative for the Purchaser in connection with the Purchaser's prospective investment in SARA, and, in that connection, I furnish you with the following representations and information:

1.

Name (please print):_______________________________________________________

2.

Age:_________

3.

Profession (or Business and Title, if applicable):

_______________________________________________________________________

_______________________________________________________________________

4.

(a)

Business Address:__________________________________________________

(b)

Telephone Number: ________________________________________________

5.

Details of any training or experience in financial, business, or tax matters that qualify me to act in the capacity of Purchaser Representative (include current and prior employment, business or professional education, professional licenses now held, and, if applicable, participating in evaluation of similar investments in the past):

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

1

6.

I have not, during the past 10 years, (i) been convicted, indicted, or investigated in connection with any past or present criminal proceeding (excluding traffic violations and other minor offenses); or (ii) been the subject of any order, judgment, or decree of any court of competent jurisdiction permanently or temporarily enjoining the undersigned from acting as an investment adviser, underwriter, broker, or dealer in securities or as an affiliated person, director, or employee of an investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security, or been the subject of any order of a federal or state authority barring or suspending for more than 60 days the undersigned's right to be engaged in any such activity, or to be associated with persons engaged in any such activity, which order has not been reversed or suspended.

7.

I am not an Affiliate (as defined in Regulation D), director, officer or other employee of SARA, or a beneficial owner of 10 percent or more of the equity interest in SARA, except as follows: (if none, so state) ______________________________________________________.

8.

I have such knowledge and experience in financial, business, and tax matters so as to be capable, together with the Purchaser, of evaluating the relative merits and risks of an investment in SARA.

9.

There is no material relationship (as defined in Regulation D) between me or my affiliates and SARA or its affiliates which now exists or is mutually understood to be contemplated or which has existed at any time during the previous two years, nor has any compensation been received or will any compensation be received as a result of any such relationship except as follows: (if none, so state) ______________________________________________________________________.

10.

I agree to advise you promptly of any material changes in the foregoing information that may occur prior to termination of the offering relating to the purchase of the Common Stock of SARA.

Very truly yours,

____________________________________

(Purchaser Representative)

____________________________________

Print Name

Dated:_______________________, 2012

2

CONFIDENTIAL

PURCHASER'S QUESTIONNAIRE

Saratoga Resources, Inc.

7500 San Felipe, Suite 675

Houston, Texas 77063

Attention: Michael Aldridge

The information contained herein is being furnished to you in order for you to determine whether the undersigned's subscription to purchase shares of common stock, par value $0.001 per share (the "Common Stock"), in Saratoga Resources, Inc. (the "Company" or "SARA"), may be accepted by you pursuant to Section 4(2) of the Securities Act of 1933 (the "Securities Act"), as amended, and Regulation D promulgated thereunder. I understand that (i) the Company will rely upon the information contained herein for purposes of determining the availability of exemptions from the registration requirements of the Securities Act, and (ii) the issuance of the Common Stock will not be registered under the Securities Act in reliance upon such exemptions.

All information furnished is for the sole use of the Company and will be held in confidence by you, except that this Questionnaire may be furnished to such parties as the Company's counsel deems necessary or desirable to establish compliance with federal or state securities laws.

In accordance with the foregoing, the undersigned makes the following representations and warranties:

1.

(This item is presented in alternative form.  In the space provided, please initial the alternative you select.)

__________

ALTERNATIVE ONE: I have such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in the Common Stock, I am not utilizing a representative(s) ("Purchaser Representative") in connection with evaluating such merits and risks. I offer as evidence of my knowledge and experience in these matters the information requested below by this Purchaser's Questionnaire.

__________

ALTERNATIVE TWO*: I will use a Purchaser Representative acceptable to you in connection with evaluating a potential investment in the shares of Common Stock. I acknowledge that the following person(s) will be acting as Purchaser Representative(s) in connection with evaluating the merits and risks of an investment in the Common Stock.

List name(s) of Purchaser Representative:

________________________________________

________________________________________

The above-named Purchaser Representative(s) has (have) furnished me a completed Purchaser Representative Questionnaire, a copy of which is delivered to you herewith. I and the above named Purchaser Representative(s) together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the shares of Common Stock.

(*IF YOU HAVE INITIALED ALTERNATIVE TWO, A COMPLETED AND SIGNED PURCHASER REPRESENTATIVE QUESTIONNAIRE MUST ACCOMPANY THIS PURCHASER'S QUESTIONNAIRE. A PURCHASER REPRESENTATIVE QUESTIONNAIRE IS AVAILABLE FROM THE PLACEMENT AGENT UPON REQUEST.)

1

2.

Except as indicated below, any purchase of the Common Stock will be solely for the account of the undersigned, and not for the account of any other person or with a view to any resale, division or distribution thereof.

NO EXCEPTIONS (Cross out if exceptions and give details. Attached additional pages if necessary)

PART ONE: INFORMATION REQUIRED OF EACH PROSPECTIVE PURCHASER:

1.

Name:

_________________________________________________________________

(Investors exact name, as it should appear in the records of SARA.)

Address:

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

Country of Domicile:

__________________________________________________________

Telephone number:

__________________________  FAX: __________________________

Social Security or Taxpayer ID number: _____________________________________________*

2.

Name and title of person completing this Questionnaire:

_____________________________________________________________________________

3.

Describe any pre-existing business or personal relationship between yourself and any director or officer of SARA.

_____________________________________________________________________________

*

Non-U.S. Purchasers with no U.S. Tax Identification Number should complete and return IRS Form W-8.

2

PART TWO: TO BE COMPLETED ONLY BY PROSPECTIVE PURCHASERS WHO ARE NATURAL PERSONS

4.

Check one of the following representations (a) or (b), IF APPLICABLE:

______(a)

My individual net worth, or joint net worth with my spouse, exceeds $1,000,000 (excluding my principal resident and debt thereon to the extent of the fair market value of said residence).

______(b)

My individual income (without my spouse) was in excess of $200,000 in 2010 and 2011 or joint income with my spouse was in excess of $300,000 in each of those years and I reasonably expect an income reaching the same income level in the current year. For purposes of this Purchaser's Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes increased by the following amounts: (i) the amount of any tax exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) deductions for alimony paid; (v) amounts contributed to an IRA or Keogh retirement plan; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

______(c)

A director or executive officer of SARA.

6.

Please describe your educational background:

______________________________________________________________________________

______________________________________________________________________________

7.

Professional licenses or registrations, including bar admissions, accounting certification, real estate brokerage licenses, and SEC or state broker-dealer registrations, if any:

______________________________________________________________________________

______________________________________________________________________________

8.

Prior employment, positions or occupations during the past five years (and the inclusive dates of each) are as follows:

Employment or Occupation	Nature of Responsibility	From	To

___________________________________________________________________________________

___________________________________________________________________________________

9.

I have previously purchased securities that were sold in reliance upon the private offering exemption from registration under the Securities Act of 1933, as amended:

Yes

__________

No

__________

10.

Please specify your investment objectives:

Income	Other, please state:
Appreciation

11.

Describe what type of prior investments you have participated in and the amounts involved:

Nature of Investment:

___________________________________________________________

Amount Invested:

___________________________________________________________

3

PART THREE: TO BE COMPLETED BY ALL PROSPECTIVE PURCHASERS WHO ARE NOT NATURAL PERSONS.

1.

Name of entity: ________________________________________________________________

2.

Type of organization (partnership, corporation, etc.):

__________________________________

3.

Date and place of organization:____________________________________________________

4.

The undersigned is:

(a)

(__) a bank as defined in Section 3(a)(2) of the Securities Act of 1933 ("1933 Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act;

        (__) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

        (__) an insurance company as defined in Section 2(13) of the 1933 Act;

        (__) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; or

        (__) a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(b)

(__) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, an insurance company, a savings and loan association, or a registered investment advisor;

         (__) an employee benefit plan with total assets in excess of $5,000,000; or

        (__) an employee benefit plan that is a self-directed plan (such as a self-directed individual retirement account (IRA), Keough or SEP plan) with investment decisions made solely by persons that are accredited investors;

        (__) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(c)

(__) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(d)

(__) a corporation, partnership, limited liability company, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(e)

(__) a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D;

(f)

(__) an entity (not including any trust) in which all of the equity owners are Accredited Investors as defined in Rule 501(a) of Regulation D. Note: each equity owner must submit an individual Purchaser Questionnaire.

(1)

List all equity owners of the entity:

_________________________________________________________

_________________________________________________________

(2)

Type of entity:  ___________________________________________

(3)

Attach a copy of the entity's: Articles of Incorporation and Directors' Resolution authorizing the investment; or Partnership or Trust Agreement, if any.

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REPRESENTATIONS AND WARRANTIES OF EACH PROSPECTIVE PURCHASER:

The undersigned understands that the Company will be relying on the accuracy and completeness of the responses to the foregoing questions and represents and warrants to SARA as follows:

(i)

The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the undersigned meets the investor suitability requirements set forth in the Memorandum, and whether the offering in which the undersigned proposes to participate is exempt from registration under the 1933 Act and the rules promulgated thereunder;

(ii)

The undersigned will notify the Company immediately of any material change in any statement made herein occurring prior to the completion of the Offering; and

(iii)

The undersigned has adequate means of providing for the undersigned's current needs and personal contingencies, has no need for liquidity in its investment in the Common Stock, and is able to bear the economic risk of an investment in the Common Stock of the size contemplated. In making this statement the undersigned at the present time could afford a complete loss of such investment.

IN WITNESS WHEREOF, I have executed this Purchaser Questionnaire this ___ day of ________________ 2012.

INDIVIDUALS:	ENTITIES:

Print Name(s)	Print Name of Subscriber

Signature	Authorized Signature

Signature (if Joint Tenants or Tenants in Common)	Print Name of Signatory and capacity in which signed

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